Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Fourth Quarter 2015

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc. (PFI), including its Closed Block Business for periods prior to first quarter 2015. All financial information in this document is unaudited.

February 10, 2016

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Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

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Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

From December 18, 2001, the date of demutualization, through December 31, 2014, the Company organized its principal operations into the Financial Services Businesses and the Closed Block Business, and had two classes of common stock. The Common Stock, which is publicly traded, reflected the performance of the Financial Services Businesses, while the Class B Stock, which was issued through a private placement, reflected the performance of the Closed Block Business. On January 2, 2015, Prudential Financial, Inc. repurchased and cancelled all of the 2.0 million shares of the Class B Stock. As a result, the Company no longer organizes its principal operations into the Financial Services Businesses and the Closed Block Business. The Company’s principal operations are comprised of four divisions, including a Closed Block division, which is accounted for as a divested business that is reported separately from the divested businesses that are included in Corporate and Other operations. The results of the Closed Block division are excluded from adjusted operating income under the Company’s definition of “divested businesses” which includes businesses that have been sold or exited, including businesses that have been placed in wind down and do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

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Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2014	2015
2015	2014			4Q	1Q	2Q	3Q	4Q

			Pre-tax adjusted operating income (loss) by division:
3,507	3,467	1%	U.S. Retirement Solutions and Investment Management Division	823	1,018	981	732	776
811	521	56%	U.S. Individual Life and Group Insurance Division	162	146	312	227	126
3,226	3,252	-1%	International Insurance Division	686	834	842	812	738
(1,313)	(1,348)	3%	Corporate and other operations	(326)	(253)	(294)	(308)	(458)

6,231	5,892	6%	Total pre-tax adjusted operating income	1,345	1,745	1,841	1,463	1,182
1,582	1,537	3%	Income taxes, applicable to adjusted operating income	337	447	491	353	291

4,649	4,355	7%	After-tax adjusted operating income (1)	1,008	1,298	1,350	1,110	891

			Reconciling items:
1,579	(4,130)	138%	Realized investment gains (losses), net, and related charges and adjustments	(2,717)	1,051	286	438	(196)
(524)	339	-255%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	144	83	(220)	(228)	(159)
433	(294)	247%	Change in experience-rated contractholder liabilities due to asset value changes	(155)	(197)	234	258	138
			Divested businesses:
58	—	—	Closed Block division	—	(22)	52	108	(80)
(66)	167	-140%	Other divested businesses	54	75	(109)	8	(40)
58	44	32%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	7	13	45	2	(2)

1,538	(3,874)	140%	Total reconciling items, before income taxes	(2,667)	1,003	288	586	(339)
490	(1,082)	145%	Income taxes, not applicable to adjusted operating income	(457)	252	188	231	(181)

1,048	(2,792)	138%	Total reconciling items, after income taxes	(2,210)	751	100	355	(158)

5,697	1,563	264%	Income (loss) from continuing operations (after-tax) before equity in earnings of operating joint ventures (1)	(1,202)	2,049	1,450	1,465	733
(55)	(41)	-34%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(7)	(13)	(44)	—	2

5,642	1,522	271%	Income (loss) from continuing operations attributable to Prudential Financial, Inc. (1)	(1,209)	2,036	1,406	1,465	735
70	57	23%	Earnings attributable to noncontrolling interests	12	10	53	2	5

5,712	1,579	262%	Income (loss) from continuing operations (after-tax) (1)	(1,197)	2,046	1,459	1,467	740
—	11	-100%	Income from discontinued operations, net of taxes	3	—	—	—	—

5,712	1,590	259%	Net income (loss) (1)	(1,194)	2,046	1,459	1,467	740
70	57	23%	Less: Income attributable to noncontrolling interests	12	10	53	2	5

5,642	1,533	268%	Net income (loss) attributable to Prudential Financial, Inc. (1)	(1,206)	2,036	1,406	1,465	735

14.5%	14.8%		Operating Return on Average Equity (based on adjusted operating income) (1)(2)	13.2%	16.9%	16.8%	13.5%	10.7%

			Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc.:
	1,533		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(1,206)
	(152)		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	(253)

	1,381		Consolidated net income (loss) attributable to Prudential Financial, Inc.	(1,459)

(1)	Represents results of Financial Services Businesses for periods prior to first quarter 2015.
(2)	See operating return on average equity definition for further information.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2014	2015
2015	2014		4Q	1Q	2Q	3Q	4Q

		Earnings per share of Common Stock (diluted): (1)
10.04	9.21	After-tax adjusted operating income (2)	2.12	2.79	2.91	2.40	1.94

		Reconciling items:
3.43	(8.83)	Realized investment gains (losses), net, and related charges and adjustments	(5.84)	2.27	0.62	0.95	(0.43)
(1.14)	0.72	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.31	0.18	(0.48)	(0.50)	(0.35)
0.94	(0.63)	Change in experience-rated contractholder liabilities due to asset value changes	(0.33)	(0.43)	0.51	0.56	0.30
		Divested businesses:
0.13	—	Closed Block division	—	(0.05)	0.11	0.23	(0.17)
(0.14)	0.36	Other divested businesses	0.12	0.16	(0.24)	0.02	(0.09)
(0.02)	0.05	Difference in earnings allocated to participating unvested share-based payment awards	0.01	(0.02)	—	(0.01)	—

3.20	(8.33)	Total reconciling items, before income taxes	(5.73)	2.11	0.52	1.25	(0.74)
1.07	(2.32)	Income taxes, not applicable to adjusted operating income	(0.91)	0.53	0.40	0.49	(0.40)

2.13	(6.01)	Total reconciling items, after income taxes	(4.82)	1.58	0.12	0.76	(0.34)

12.17	3.20	Income (loss) from continuing operations (after-tax) attributable to Prudential Financial, Inc. (2)	(2.70)	4.37	3.03	3.16	1.60
—	0.03	Income from discontinued operations, net of taxes	0.01	—	—	—	—

12.17	3.23	Net income (loss) attributable to Prudential Financial, Inc. (2)	(2.69)	4.37	3.03	3.16	1.60

451.7	458.5	Weighted average number of outstanding Common shares (basic)	455.9	454.3	452.6	451.0	448.7
460.4	467.7	Weighted average number of outstanding Common shares (diluted)	465.0	463.0	461.4	459.7	457.5

—	(27)	Direct equity adjustments for earnings per share calculation	(19)	—	—	—	—
17	17	Earnings related to interest, net of tax, on exchangeable surplus notes	4	4	5	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
45	39	After-tax adjusted operating income (2)	8	12	13	12	8
54	14	Income from continuing operations (after-tax) (2)	2	19	14	15	6

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended December 31, 2014, as all potential common shares are antidilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.
(2)	Represents results of Financial Services Businesses for periods prior to first quarter 2015.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2014	2015
2015	2014		4Q	1Q	2Q	3Q	4Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	1,746	3,013	3,621	1,833	1,216
		Long-term debt	14,947	14,819	14,380	14,445	13,843
		Junior Subordinated Long-Term Debt	4,884	4,884	5,884	5,884	5,884

		Attributed Equity:
		Including accumulated other comprehensive income	40,981	45,044	41,723	42,720	41,890
		Excluding accumulated other comprehensive income (2)	25,099	27,292	28,319	29,257	29,605
		Amount included above for foreign currency exchange rate remeasurement (3)	(4,783)	(4,353)	(4,211)	(4,034)	(3,747)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	29,882	31,645	32,530	33,291	33,352

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (4)	88.80	98.16	91.17	93.87	92.39
		Excluding accumulated other comprehensive income (2)	54.39	59.52	61.89	64.32	65.32
		Amount included above for foreign currency exchange rate remeasurement (3)	(10.36)	(9.49)	(9.20)	(8.87)	(8.27)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	64.75	69.01	71.09	73.19	73.59

		Number of diluted shares at end of period (5)	461.5	458.5	457.6	454.9	453.2

		Common Stock Price Range (based on closing price):
91.68	93.16	High	91.67	90.11	91.47	91.68	87.69
74.22	77.61	Low	77.86	75.32	79.13	74.22	75.40
81.41	90.46	Close	90.46	80.31	87.52	76.21	81.41

		Common Stock market capitalization (1)	41,141	36,421	39,550	34,249	36,398

(1)	As of end of period. Represents financial position of Financial Services Businesses for periods prior to first quarter 2015.
(2)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3)	Represents cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(4)	Book value per share of Common Stock, including accumulated other comprehensive income, for the first, second and third quarter of 2015 includes a $500 million increase in equity and a 5.5 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $90.85. The fourth quarter of 2015 includes a $500 million increase in equity and a 5.6 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $88.90.
(5)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

OPERATIONS HIGHLIGHTS

Year-to-date			2014		2015
2015	2014		4Q	1Q	2Q	3Q	4Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	370.0	380.9	380.6	380.9	389.1
		Retail customers	186.1	198.4	199.2	188.9	197.3
		General account	377.4	382.4	368.5	376.7	376.7

		Total Investment Management and Advisory Services	933.5	961.7	948.3	946.5	963.1
		Non-proprietary assets under management	197.5	195.8	191.5	178.2	175.5

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,131.0	1,157.5	1,139.8	1,124.7	1,138.6
		Managed by U.S. Individual Life and Group Insurance Division	23.0	23.7	24.1	24.2	24.1
		Managed by International Insurance Division	21.9	22.5	22.9	22.2	21.0

		Total assets under management	1,175.9	1,203.7	1,186.8	1,171.1	1,183.7
		Client assets under administration	154.5	159.3	165.7	163.1	163.2

		Total assets under management and administration	1,330.4	1,363.0	1,352.5	1,334.2	1,346.9

		Assets managed or administered for customers outside of the United States at end of period	248.3	262.4	263.1	263.4	270.5

		Distribution Representatives (1):
		Prudential Agents	2,784	2,822	2,866	2,922	2,903
		International Life Planners	7,352	7,469	7,415	7,509	7,592
		Gibraltar Life Consultants	8,707	8,645	8,565	8,593	8,805

56	55	Prudential Agent productivity ($ thousands)	69	47	53	57	68

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

COMBINED STATEMENTS OF OPERATIONS

(in millions)

				PFI Excluding Closed Block Business (1)	Consolidated PFI
Year-to-date		%		2014	2015
2015	2014	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (2):
25,463	26,204	-3%	Premiums	9,890	5,913	6,782	5,273	7,495
6,003	6,124	-2%	Policy charges and fee income	1,580	1,554	1,383	1,552	1,514
11,958	12,046	-1%	Net investment income	3,021	3,005	2,974	3,015	2,964
5,206	5,270	-1%	Asset management fees, commissions and other income	1,338	1,335	1,361	1,238	1,272

48,630	49,644	-2%	Total revenues	15,829	11,807	12,500	11,078	13,245

			Benefits and Expenses (2):
26,698	27,539	-3%	Insurance and annuity benefits	10,280	6,216	6,925	5,640	7,917
3,585	3,720	-4%	Interest credited to policyholders’ account balances	919	884	907	915	879
1,302	1,308	0%	Interest expense	328	317	324	339	322
(2,652)	(2,694)	2%	Deferral of acquisition costs	(672)	(647)	(664)	(650)	(691)
1,631	1,853	-12%	Amortization of acquisition costs	526	428	251	509	443
11,835	12,026	-2%	General and administrative expenses	3,103	2,864	2,916	2,862	3,193

42,399	43,752	-3%	Total benefits and expenses	14,484	10,062	10,659	9,615	12,063

6,231	5,892	6%	Adjusted operating income before income taxes	1,345	1,745	1,841	1,463	1,182

			Reconciling items:
2,258	(3,588)	163%	Realized investment gains (losses), net, and related adjustments	(2,274)	1,662	(60)	1,117	(461)
(679)	(542)	-25%	Related charges	(443)	(611)	346	(679)	265

1,579	(4,130)	138%	Total realized investment gains (losses), net, and related charges and adjustments	(2,717)	1,051	286	438	(196)

(524)	339	-255%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	144	83	(220)	(228)	(159)
433	(294)	247%	Change in experience-rated contractholder liabilities due to asset value changes	(155)	(197)	234	258	138
			Divested businesses:
58	—	—	Closed Block division	—	(22)	52	108	(80)
(66)	167	-140%	Other divested businesses	54	75	(109)	8	(40)
58	44	32%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	7	13	45	2	(2)

1,538	(3,874)	140%	Total reconciling items, before income taxes	(2,667)	1,003	288	586	(339)

7,769	2,018	285%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(1,322)	2,748	2,129	2,049	843
2,072	455	355%	Income tax expense (benefit)	(120)	699	679	584	110

5,697	1,563	264%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(1,202)	2,049	1,450	1,465	733

(1)	Represents results of Financial Services Businesses for periods prior to first quarter 2015.
(2)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Quarter Ended December 31, 2015
	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	7,495	3,005	1,190	3,307	(7)
Policy charges and fee income	1,514	707	699	122	(14)
Net investment income	2,964	1,188	562	1,078	136
Asset management fees, commissions and other income	1,272	1,198	177	164	(267)

Total revenues	13,245	6,098	2,628	4,671	(152)

Benefits and Expenses (1):
Insurance and annuity benefits	7,917	3,502	1,570	2,833	12
Interest credited to policyholders’ account balances	879	440	226	213	—
Interest expense	322	21	140	1	160
Deferral of acquisition costs	(691)	(122)	(198)	(387)	16
Amortization of acquisition costs	443	140	80	233	(10)
General and administrative expenses	3,193	1,341	684	1,040	128

Total benefits and expenses	12,063	5,322	2,502	3,933	306

Adjusted operating income (loss) before income taxes	1,182	776	126	738	(458)

	Quarter Ended December 31, 2014
	PFI Excluding Closed Block Business	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	9,890	5,373	1,183	3,338	(4)
Policy charges and fee income	1,580	727	704	164	(15)
Net investment income	3,021	1,261	565	1,084	111
Asset management fees, commissions and other income	1,338	1,249	183	151	(245)

Total revenues	15,829	8,610	2,635	4,737	(153)

Benefits and Expenses (1):
Insurance and annuity benefits	10,280	5,869	1,492	2,903	16
Interest credited to policyholders’ account balances	919	476	219	224	—
Interest expense	328	35	140	1	152
Deferral of acquisition costs	(672)	(142)	(151)	(394)	15
Amortization of acquisition costs	526	170	125	246	(15)
General and administrative expenses	3,103	1,379	648	1,071	5

Total benefits and expenses	14,484	7,787	2,473	4,051	173

Adjusted operating income (loss) before income taxes	1,345	823	162	686	(326)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Twelve Months Ended December 31, 2015
	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	25,463	6,845	4,781	13,844	(7)
Policy charges and fee income	6,003	2,885	2,637	530	(49)
Net investment income	11,958	4,796	2,255	4,357	550
Asset management fees, commissions and other income	5,206	4,934	703	633	(1,064)

Total revenues	48,630	19,460	10,376	19,364	(570)

Benefits and Expenses (1):
Insurance and annuity benefits	26,698	8,664	6,146	11,872	16
Interest credited to policyholders’ account balances	3,585	1,804	901	880	—
Interest expense	1,302	104	558	5	635
Deferral of acquisition costs	(2,652)	(487)	(660)	(1,565)	60
Amortization of acquisition costs	1,631	550	139	989	(47)
General and administrative expenses	11,835	5,318	2,481	3,957	79

Total benefits and expenses	42,399	15,953	9,565	16,138	743

Adjusted operating income (loss) before income taxes	6,231	3,507	811	3,226	(1,313)

	Twelve Months Ended December 31, 2014
	PFI Excluding Closed Block Business	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	26,204	6,901	4,907	14,424	(28)
Policy charges and fee income	6,124	2,866	2,710	596	(48)
Net investment income	12,046	4,959	2,233	4,434	420
Asset management fees, commissions and other income	5,270	4,901	733	612	(976)

Total revenues	49,644	19,627	10,583	20,066	(632)

Benefits and Expenses (1):
Insurance and annuity benefits	27,539	8,817	6,355	12,284	83
Interest credited to policyholders’ account balances	3,720	1,905	854	961	—
Interest expense	1,308	142	542	4	620
Deferral of acquisition costs	(2,694)	(564)	(549)	(1,641)	60
Amortization of acquisition costs	1,853	594	353	961	(55)
General and administrative expenses	12,026	5,266	2,507	4,245	8

Total benefits and expenses	43,752	16,160	10,062	16,814	716

Adjusted operating income (loss) before income taxes	5,892	3,467	521	3,252	(1,348)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

CONSOLIDATED BALANCE SHEETS - PFI

(in millions)

	Consolidated PFI
	12/31/2014	03/31/2015	06/30/2015	09/30/2015	12/31/2015

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $265,116; $263,134; $262,820; $263,281; $265,416)	299,090	299,422	290,063	290,778	290,323
Fixed maturities, held to maturity, at amortized cost (fair value $2,902; $2,817; $2,674; $2,669; $2,624)	2,575	2,513	2,396	2,380	2,308
Trading account assets supporting insurance liabilities, at fair value	20,263	20,626	20,267	20,408	20,522
Other trading account assets, at fair value	10,874	11,989	12,749	14,075	14,458
Equity securities, available for sale, at fair value (cost $6,921; $7,045; $6,870; $6,755; $6,847)	9,861	10,206	9,901	9,109	9,274
Commercial mortgage and other loans	46,432	47,478	48,569	50,048	50,559
Policy loans	11,712	11,693	11,652	11,624	11,657
Other long-term investments	10,921	11,001	10,678	10,591	9,986
Short-term investments	8,258	5,947	5,669	7,937	8,105

Total investments	419,986	420,875	411,944	416,950	417,192
Cash and cash equivalents	14,918	19,119	17,038	20,207	17,612
Accrued investment income	3,130	3,135	3,117	3,156	3,110
Deferred policy acquisition costs	15,971	15,639	16,569	16,206	16,718
Value of business acquired	2,836	2,514	2,994	2,847	2,828
Other assets	13,379	14,624	14,728	14,545	14,358
Separate account assets	296,435	302,706	296,341	280,616	285,570

Total assets	766,655	778,612	762,731	754,527	757,388

Liabilities:
Future policy benefits	217,766	220,840	216,555	222,220	224,384
Policyholders’ account balances	136,150	135,143	135,630	136,620	136,784
Securities sold under agreements to repurchase	9,407	7,766	7,863	8,107	7,882
Cash collateral for loaned securities	4,241	4,437	3,808	4,241	3,496
Income taxes	9,881	11,390	9,239	9,644	8,714
Senior short-term debt	3,839	3,013	3,621	1,833	1,216
Senior long-term debt	14,947	14,819	14,380	14,445	13,843
Junior subordinated long-term debt	4,884	4,884	5,884	5,884	5,884
Notes issued by consolidated variable interest entities	6,058	6,830	7,455	8,370	8,597
Other liabilities	20,698	21,210	19,663	19,777	19,095
Separate account liabilities	296,435	302,706	296,341	280,616	285,570

Total liabilities	724,306	733,038	720,439	711,757	715,465

Attributed Equity:
Accumulated other comprehensive income	16,050	17,752	13,404	13,463	12,285

Other attributed equity	25,720	27,292	28,319	29,257	29,605

Total attributed equity	41,770	45,044	41,723	42,720	41,890

Noncontrolling Interest	579	530	569	50	33

Total Equity	42,349	45,574	42,292	42,770	41,923

Total liabilities and equity	766,655	778,612	762,731	754,527	757,388

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

COMBINED BALANCE SHEETS - PFI EXCLUDING CLOSED BLOCK BUSINESS / DIVISION

(in millions)

	PFI Excluding Closed Block Business (1)	PFI Excluding Closed Block Division
	12/31/2014	03/31/2015	06/30/2015	09/30/2015	12/31/2015

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $225,342; $225,741; $225,742; $226,686; $229,099)	255,425	258,359	250,739	251,953	252,528
Fixed maturities, held to maturity, at amortized cost (fair value $2,902; $2,817; $2,674; $2,669; $2,624)	2,575	2,513	2,396	2,380	2,308
Trading account assets supporting insurance liabilities, at fair value	20,263	20,626	20,267	20,408	20,522
Other trading account assets, at fair value	10,524	11,671	12,439	13,776	14,170
Equity securities, available for sale, at fair value (cost $4,732; $4,782; $4,811; $4,848; $4,982)	6,339	6,593	6,671	6,385	6,548
Commercial mortgage and other loans	36,957	37,890	38,731	40,206	40,788
Policy loans	6,798	6,813	6,804	6,814	6,867
Other long-term investments	8,155	8,105	7,841	7,621	7,065
Short-term investments	6,221	4,978	4,571	6,143	6,638

Total investments	353,257	357,548	350,459	355,686	357,434
Cash and cash equivalents	13,718	17,709	16,029	19,554	16,527
Accrued investment income	2,579	2,581	2,598	2,618	2,603
Deferred policy acquisition costs	15,561	15,239	16,178	15,824	16,345
Value of business acquired	2,836	2,514	2,994	2,847	2,828
Other assets	11,378	14,026	14,239	14,181	13,954
Separate account assets	296,435	302,706	296,341	280,616	285,570

Total assets	695,764	712,323	698,838	691,326	695,261

Liabilities:
Future policy benefits	167,903	171,057	166,890	172,662	174,845
Policyholders’ account balances	130,840	129,854	130,358	131,359	131,534
Securities sold under agreements to repurchase	5,492	4,308	4,592	5,259	5,421
Cash collateral for loaned securities	3,064	3,024	2,679	2,851	2,095
Income taxes	10,536	12,132	9,985	10,406	9,535
Senior short-term debt	1,746	3,013	3,621	1,833	1,216
Senior long-term debt	14,947	14,819	14,380	14,445	13,843
Junior subordinated long-term debt	4,884	4,884	5,884	5,884	5,884
Notes issued by consolidated variable interest entities	6,058	6,830	7,455	8,370	8,597
Other liabilities	12,299	12,594	12,864	13,451	13,389
Separate account liabilities	296,435	302,706	296,341	280,616	285,570

Total liabilities	654,204	665,221	655,049	647,136	651,929

Attributed Equity:
Accumulated other comprehensive income	15,882	17,739	13,406	13,459	12,283
Other attributed equity	25,099	28,833	29,814	30,681	31,016

Total attributed equity	40,981	46,572	43,220	44,140	43,299

Noncontrolling Interest	579	530	569	50	33

Total Equity	41,560	47,102	43,789	44,190	43,332

Total liabilities and equity	695,764	712,323	698,838	691,326	695,261

(1)	Represents financial position of Financial Services Businesses for periods prior to first quarter 2015.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of December 31, 2015

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	417,192	59,758	357,434	132,934	50,547	157,800	16,153
Deferred policy acquisition costs	16,718	373	16,345	5,048	5,064	6,554	(321)
Other assets	37,908	1,996	35,912	15,081	11,143	8,246	1,442
Separate account assets	285,570	—	285,570	242,058	44,446	2,553	(3,487)

Total assets	757,388	62,127	695,261	395,121	111,200	175,153	13,787

Liabilities:
Future policy benefits	224,384	49,539	174,845	63,585	15,053	91,931	4,276
Policyholders’ account balances	136,784	5,250	131,534	55,833	31,987	43,711	3
Debt	20,943	—	20,943	2,846	7,251	29	10,817
Other liabilities	47,784	8,747	39,037	15,524	6,633	14,865	2,015
Separate account liabilities	285,570	—	285,570	242,058	44,446	2,553	(3,487)

Total liabilities	715,465	63,536	651,929	379,846	105,370	153,089	13,624

Attributed Equity:
Accumulated other comprehensive income (loss)	12,285	2	12,283	576	504	12,897	(1,694)
Other attributed equity	29,605	(1,411)	31,016	14,686	5,326	9,119	1,885

Total attributed equity	41,890	(1,409)	43,299	15,262	5,830	22,016	191

Noncontrolling Interest	33	—	33	13	—	48	(28)

Total Equity	41,923	(1,409)	43,332	15,275	5,830	22,064	163

Total liabilities and equity	757,388	62,127	695,261	395,121	111,200	175,153	13,787

	As of December 31, 2014

	Consolidated PFI	Closed Block Business	PFI Excluding Closed Block Business	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	419,986	66,729	353,257	132,397	50,134	156,414	14,312
Deferred policy acquisition costs	15,971	410	15,561	5,493	4,233	6,156	(321)
Other assets	34,263	3,752	30,511	15,909	10,971	6,735	(3,104)
Separate account assets	296,435	—	296,435	251,040	45,939	2,330	(2,874)

Total assets	766,655	70,891	695,764	404,839	111,277	171,635	8,013

Liabilities:
Future policy benefits	217,766	49,863	167,903	61,305	14,350	88,287	3,961
Policyholders’ account balances	136,150	5,310	130,840	56,158	29,798	44,866	18
Debt	23,670	2,093	21,577	5,758	8,386	38	7,395
Other liabilities	50,285	12,836	37,449	13,631	6,444	14,741	2,633
Separate account liabilities	296,435	—	296,435	251,040	45,939	2,330	(2,874)

Total liabilities	724,306	70,102	654,204	387,892	104,917	150,262	11,133

Attributed Equity:
Accumulated other comprehensive income (loss)	16,050	168	15,882	2,421	1,355	13,377	(1,271)
Other attributed equity	25,720	621	25,099	13,965	5,005	7,942	(1,813)

Total attributed equity	41,770	789	40,981	16,386	6,360	21,319	(3,084)

Noncontrolling Interest	579	—	579	561	—	54	(36)

Total Equity	42,349	789	41,560	16,947	6,360	21,373	(3,120)

Total liabilities and equity	766,655	70,891	695,764	404,839	111,277	171,635	8,013

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	PFI Excluding Closed Block Division				PFI Excluding Closed Block Business
	As of December 31, 2015				As of December 31, 2014
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Borrowings by use of proceeds:
Capital Debt	194	5,906	5,884	11,984	454	7,997	4,884	13,335
Operating Debt - Investment related	438	6,602	—	7,040	1,754	4,958	—	6,712
Operating Debt - Specified businesses	584	770	—	1,354	1,631	1,489	—	3,120
Limited recourse and non-recourse borrowing	—	565	—	565	—	503	—	503

Total debt	1,216	13,843	5,884	20,943	3,839	14,947	4,884	23,670

	PFI Excluding Closed Block Division				PFI Excluding Closed Block Business
	As of December 31, 2015				As of December 31, 2014
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	10,992	941	51	11,984	12,241	1,041	53	13,335
Operating Debt - Investment related	5,356	73	1,611	7,040	4,013	494	2,205	6,712
Operating Debt - Specified businesses	970	384	—	1,354	2,125	995	—	3,120
Limited recourse and non-recourse borrowing	—	565	—	565	—	503	—	503

Total debt	17,318	1,963	1,662	20,943	18,379	3,033	2,258	23,670

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $841 million and $941 million of surplus notes as of December 31, 2015 and 2014, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		%		2014	2015
2015	2014	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
6,845	6,901	-1%	Premiums	5,373	1,213	1,939	688	3,005
2,885	2,866	1%	Policy charges and fee income	727	720	740	718	707
4,796	4,959	-3%	Net investment income	1,261	1,217	1,186	1,205	1,188
4,934	4,901	1%	Asset management fees, commissions and other income	1,249	1,248	1,291	1,197	1,198

19,460	19,627	-1%	Total revenues	8,610	4,398	5,156	3,808	6,098

			Benefits and Expenses (1):
8,664	8,817	-2%	Insurance and annuity benefits	5,869	1,616	2,330	1,216	3,502
1,804	1,905	-5%	Interest credited to policy holders’ account balances	476	450	446	468	440
104	142	-27%	Interest expense	35	34	24	25	21
(487)	(564)	14%	Deferral of acquisition costs	(142)	(120)	(128)	(117)	(122)
550	594	-7%	Amortization of acquisition costs	170	99	132	179	140
5,318	5,266	1%	General and administrative expenses	1,379	1,301	1,371	1,305	1,341

15,953	16,160	-1%	Total benefits and expenses	7,787	3,380	4,175	3,076	5,322

3,507	3,467	1%	Adjusted operating income before income taxes	823	1,018	981	732	776

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2015				Quarter Ended December 31, 2015
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	6,845	117	6,728	—	3,005	29	2,976	—
Policy charges and fee income	2,885	2,668	217	—	707	653	54	—
Net investment income	4,796	603	4,082	111	1,188	153	1,005	30
Asset management fees, commissions and other income	4,934	1,307	794	2,833	1,198	306	191	701

Total revenues	19,460	4,695	11,821	2,944	6,098	1,141	4,226	731

Benefits and Expenses (1):
Insurance and annuity benefits	8,664	314	8,350	—	3,502	79	3,423	—
Interest credited to policyholders’ account balances	1,804	363	1,441	—	440	95	345	—
Interest expense	104	69	25	10	21	14	4	3
Deferral of acquisition costs	(487)	(430)	(46)	(11)	(122)	(105)	(14)	(3)
Amortization of acquisition costs	550	465	66	19	140	121	14	5
General and administrative expenses	5,318	2,117	1,054	2,147	1,341	527	286	528

Total benefits and expenses	15,953	2,898	10,890	2,165	5,322	731	4,058	533

Adjusted operating income before income taxes	3,507	1,797	931	779	776	410	168	198

	Twelve Months Ended December 31, 2014				Quarter Ended December 31, 2014
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	6,901	105	6,796	—	5,373	28	5,345	—
Policy charges and fee income	2,866	2,649	217	—	727	671	56	—
Net investment income	4,959	630	4,209	120	1,261	158	1,071	32
Asset management fees, commissions and other income	4,901	1,326	855	2,720	1,249	334	208	707

Total revenues	19,627	4,710	12,077	2,840	8,610	1,191	6,680	739

Benefits and Expenses (1):
Insurance and annuity benefits	8,817	481	8,336	—	5,869	144	5,725	—
Interest credited to policyholders’ account balances	1,905	429	1,476	—	476	110	366	—
Interest expense	142	107	25	10	35	27	6	2
Deferral of acquisition costs	(564)	(498)	(50)	(16)	(142)	(123)	(16)	(3)
Amortization of acquisition costs	594	543	31	20	170	151	14	5
General and administrative expenses	5,266	2,181	1,044	2,041	1,379	560	276	543

Total benefits and expenses	16,160	3,243	10,862	2,055	7,787	869	6,371	547

Adjusted operating income before income taxes	3,467	1,467	1,215	785	823	322	309	192

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2014	2015
2015	2014		4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
155,083	150,467	Beginning total account value	153,172	155,083	157,552	155,424	146,685
3,682	6,987	Sales: Highest Daily Suite - risk retained by Prudential (1)	1,688	1,421	846	735	680
1,545	—	Highest Daily Suite - externally reinsured living benefits	—	—	559	500	486
3,505	2,970	Other variable annuities (2)	753	794	921	880	910

8,732	9,957	Total sales	2,441	2,215	2,326	2,115	2,076
(8,291)	(8,714)	Surrenders and withdrawals	(2,217)	(2,167)	(2,170)	(1,965)	(1,989)

441	1,243	Net sales	224	48	156	150	87
(1,541)	(1,459)	Benefit payments	(368)	(400)	(390)	(400)	(351)

(1,100)	(216)	Net flows	(144)	(352)	(234)	(250)	(264)
(955)	8,329	Change in market value, interest credited, and other	2,945	3,713	(983)	(7,594)	3,909
(3,587)	(3,497)	Policy charges	(890)	(892)	(911)	(895)	(889)

149,441	155,083	Ending total account value	155,083	157,552	155,424	146,685	149,441

		Variable Annuities Account Value by Product:
112,060	117,627	Highest Daily Suite - risk retained by Prudential (1)	117,627	119,801	117,723	110,390	112,060
1,513	—	Highest Daily Suite - externally reinsured living benefits	—	—	553	1,011	1,513
35,868	37,456	Other variable annuities (2)	37,456	37,751	37,148	35,284	35,868

149,441	155,083	Ending total account value	155,083	157,552	155,424	146,685	149,441

		Fixed Annuities and other products (3):
3,581	3,673	Beginning total account value	3,611	3,581	3,575	3,552	3,532
48	51	Sales	8	12	15	8	13
(124)	(138)	Surrenders and withdrawals	(39)	(29)	(33)	(30)	(32)

(76)	(87)	Net redemptions	(31)	(17)	(18)	(22)	(19)
(369)	(340)	Benefit payments	(85)	(88)	(99)	(91)	(91)

(445)	(427)	Net flows	(116)	(105)	(117)	(113)	(110)
370	337	Interest credited and other	86	99	94	94	83
(2)	(2)	Policy charges	—	—	—	(1)	(1)

3,504	3,581	Ending total account value	3,581	3,575	3,552	3,532	3,504

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
2,549	2,509	Insurance Agents	633	638	673	611	627
1,681	2,008	Wirehouses	482	394	443	429	415
3,285	4,067	Independent Financial Planners	993	855	881	788	761
1,265	1,424	Bank Distribution	341	340	344	295	286

8,780	10,008	Total	2,449	2,227	2,341	2,123	2,089

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), and products without guaranteed minimum income and withdrawal benefits.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2014	2015
2015	2014		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,852	10,054	Beginning balance	9,816	9,852	9,728	9,724	10,030
1,165	1,331	Premiums and deposits	336	308	302	276	279
(704)	(875)	Surrenders and withdrawals	(218)	(198)	(184)	(176)	(146)

461	456	Net sales	118	110	118	100	133
(446)	(415)	Benefit payments	(103)	(105)	(123)	(109)	(109)

15	41	Net flows	15	5	(5)	(9)	24
263	337	Interest credited and other	68	64	63	66	70
(186)	(578)	Net transfers (to) from separate account	(47)	(193)	(61)	249	(181)
(2)	(2)	Policy charges	—	—	(1)	—	(1)

9,942	9,852	Ending balance	9,852	9,728	9,724	10,030	9,942

		Account Values in Separate Account (1):
148,812	144,086	Beginning balance	146,967	148,812	151,399	149,252	140,187
7,615	8,677	Premiums and deposits	2,113	1,919	2,039	1,847	1,810
(7,711)	(7,977)	Surrenders and withdrawals	(2,038)	(1,998)	(2,019)	(1,819)	(1,875)

(96)	700	Net sales (redemptions)	75	(79)	20	28	(65)
(1,464)	(1,384)	Benefit payments	(350)	(383)	(366)	(382)	(333)

(1,560)	(684)	Net flows	(275)	(462)	(346)	(354)	(398)
(848)	8,329	Change in market value, interest credited and other	2,963	3,748	(952)	(7,566)	3,922
186	578	Net transfers (to) from general account	47	193	61	(249)	181
(3,587)	(3,497)	Policy charges	(890)	(892)	(910)	(896)	(889)

143,003	148,812	Ending balance	148,812	151,399	149,252	140,187	143,003

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2014	2015
	4Q	1Q	2Q	3Q	4Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	5,756	5,594	5,276	4,933	4,767
Guaranteed minimum withdrawal benefits	736	707	666	588	578
Guaranteed minimum income benefits	3,324	3,271	3,151	2,861	2,870
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	120,404	123,093	121,358	114,539	116,724
Guaranteed minimum withdrawal & income benefits - externally reinsured	—	—	553	1,011	1,513

Total	130,220	132,665	131,004	123,932	126,452

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	112,724	114,797	112,770	105,926	107,411
Account Values with Auto-Rebalancing Feature - externally reinsured	—	—	553	1,011	1,513
Account Values without Auto-Rebalancing Feature	17,496	17,868	17,681	16,995	17,528

Total	130,220	132,665	131,004	123,932	126,452

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	2,034	1,880	2,350	4,259	4,019
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	871	816	905	1,296	1,194

Total	2,905	2,696	3,255	5,555	5,213

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2014	2015
	4Q	1Q	2Q	3Q	4Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	117,592	119,854	118,425	112,070	114,402
Net amount at risk	403	377	470	894	737
Minimum return, anniversary contract value, or maximum contract value:
Account value	34,298	34,432	33,665	31,366	31,658
Net amount at risk	2,855	2,709	3,058	4,711	4,212

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	112,724	114,797	113,323	106,937	108,924
Account Values without Auto-Rebalancing Feature	39,166	39,489	38,767	36,499	37,136

Total	151,890	154,286	152,090	143,436	146,060

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	765	699	980	2,305	1,919
Net Amount at Risk without Auto-Rebalancing Feature	2,493	2,387	2,548	3,300	3,030

Total	3,258	3,086	3,528	5,605	4,949

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2014	2015
2015	2014		4Q	1Q	2Q	3Q	4Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
184,196	173,502	Beginning total account value	180,535	184,196	188,145	188,807	184,515
25,684	23,934	Deposits and sales	5,629	6,314	5,040	9,422	4,908
(21,559)	(22,601)	Withdrawals and benefits	(6,311)	(6,229)	(4,683)	(5,072)	(5,575)
640	9,361	Change in market value, interest credited, interest income and other activity	4,343	3,864	305	(8,642)	5,113

188,961	184,196	Ending total account value	184,196	188,145	188,807	184,515	188,961

4,125	1,333	Net additions (withdrawals)	(682)	85	357	4,350	(667)

		Stable value account values included above	44,671	44,733	45,007	45,731	45,971

		Institutional Investment Products:
179,641	149,402	Beginning total account value	175,526	179,641	177,120	183,798	181,662
15,572	43,293	Additions	8,523	969	9,147	2,031	3,425
(15,388)	(16,036)	Withdrawals and benefits	(4,783)	(3,495)	(3,808)	(3,940)	(4,145)
3,476	5,833	Change in market value, interest credited and interest income	1,699	1,629	83	1,106	658
(3,337)	(2,851)	Other (1)	(1,324)	(1,624)	1,256	(1,333)	(1,636)

179,964	179,641	Ending total account value	179,641	177,120	183,798	181,662	179,964

184	27,257	Net additions (withdrawals)	3,740	(2,526)	5,339	(1,909)	(720)

		Amounts included in ending total account value above:
66,827	69,814	Investment-only stable value wraps	69,814	69,113	67,958	68,097	66,827
33,453	30,839	Longevity reinsurance (2)	30,839	29,176	36,252	34,628	33,453
79,684	78,988	Group annuities and other products	78,988	78,831	79,588	78,937	79,684

179,964	179,641	Ending total account value	179,641	177,120	183,798	181,662	179,964

(1)	“Other” activity includes the effect of foreign exchange rate changes, as well as changes in asset balances for externally managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2014	2015
2015	2014	Change		4Q	1Q	2Q	3Q	4Q

			Analysis of revenues by type:
2,135	2,021	6%	Asset management fees	515	530	540	536	529
241	262	-8%	Other related revenues	67	72	52	49	68
568	557	2%	Service, distribution and other revenues	157	131	184	119	134

2,944	2,840	4%	Total Asset Management segment revenues	739	733	776	704	731

			Analysis of asset management fees by source:
923	877	5%	Institutional customers	222	228	230	234	231
764	720	6%	Retail customers	184	189	197	191	187
448	424	6%	General account	109	113	113	111	111

2,135	2,021	6%	Total asset management fees	515	530	540	536	529

Supplementary Assets Under Management Information (in billions):
	December 31, 2015
	Equity	Fixed Income	Real Estate	Total
Institutional customers	59.9	289.9	39.3	389.1
Retail customers	121.4	73.7	2.2	197.3
General account	7.4	367.5	1.8	376.7

Total	188.7	731.1	43.3	963.1

	December 31, 2014
	Equity	Fixed Income	Real Estate	Total

Institutional customers	63.8	270.0	36.2	370.0
Retail customers	122.8	61.0	2.3	186.1
General account	7.7	368.1	1.6	377.4

Total	194.3	699.1	40.1	933.5

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2014	2015
2015	2014		4Q	1Q	2Q	3Q	4Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
323.6	300.5	Beginning assets under management	320.7	323.6	334.1	335.9	338.6
66.9	42.3	Additions	10.9	16.8	18.3	15.5	16.3
(45.7)	(41.6)	Withdrawals	(13.4)	(13.1)	(11.5)	(10.8)	(10.3)
2.1	23.1	Change in market value	5.8	6.6	(5.0)	(1.7)	2.2
0.3	—	Net money market flows	—	0.2	—	(0.2)	0.3
(0.1)	(0.7)	Other (1)	(0.4)	—	—	(0.1)	—

347.1	323.6	Ending assets under management	323.6	334.1	335.9	338.6	347.1
42.0	46.4	Affiliated institutional assets under management	46.4	46.8	44.7	42.3	42.0

389.1	370.0	Total assets managed for institutional customers at end of period	370.0	380.9	380.6	380.9	389.1

21.2	0.7	Net institutional additions (withdrawals), excluding money market activity	(2.5)	3.7	6.8	4.7	6.0

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
126.8	115.0	Beginning assets under management	122.7	126.8	135.1	135.2	125.9
40.9	36.8	Additions	11.9	13.1	10.3	8.2	9.3
(40.1)	(32.1)	Withdrawals	(9.3)	(9.1)	(10.7)	(9.8)	(10.5)
1.4	7.2	Change in market value	1.6	4.3	0.5	(7.6)	4.2
—	—	Net money market flows	—	—	—	—	—
(0.1)	(0.1)	Other	(0.1)	—	—	(0.1)	—

128.9	126.8	Ending assets under management	126.8	135.1	135.2	125.9	128.9
68.4	59.3	Affiliated retail assets under management	59.3	63.3	64.0	63.0	68.4

197.3	186.1	Total assets managed for retail customers at end of period	186.1	198.4	199.2	188.9	197.3

0.8	4.7	Net retail additions (withdrawals), excluding money market activity	2.6	4.0	(0.4)	(1.6)	(1.2)

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2014	2015
2015	2014	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
4,781	4,907	-3%	Premiums	1,183	1,188	1,200	1,203	1,190
2,637	2,710	-3%	Policy charges and fee income	704	705	516	717	699
2,255	2,233	1%	Net investment income	565	549	551	593	562
703	733	-4%	Asset management fees, commissions and other income	183	186	184	156	177

10,376	10,583	-2%	Total revenues	2,635	2,628	2,451	2,669	2,628

			Benefits and Expenses (1):
6,146	6,355	-3%	Insurance and annuity benefits	1,492	1,598	1,471	1,507	1,570
901	854	6%	Interest credited to policyholders’ account balances	219	210	237	228	226
558	542	3%	Interest expense	140	136	140	142	140
(660)	(549)	-20%	Deferral of acquisition costs	(151)	(139)	(157)	(166)	(198)
139	353	-61%	Amortization of acquisition costs	125	88	(127)	98	80
2,481	2,507	-1%	General and administrative expenses	648	589	575	633	684

9,565	10,062	-5%	Total benefits and expenses	2,473	2,482	2,139	2,442	2,502

811	521	56%	Adjusted operating income before income taxes	162	146	312	227	126

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2015			Quarter Ended December 31, 2015
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,781	896	3,885	1,190	216	974
Policy charges and fee income	2,637	2,054	583	699	553	146
Net investment income	2,255	1,669	586	562	421	141
Asset management fees, commissions and other income	703	614	89	177	157	20

Total revenues	10,376	5,233	5,143	2,628	1,347	1,281

Benefits and Expenses (1):
Insurance and annuity benefits	6,146	2,278	3,868	1,570	598	972
Interest credited to policyholders’ account balances	901	644	257	226	164	62
Interest expense	558	550	8	140	139	1
Deferral of acquisition costs	(660)	(650)	(10)	(198)	(197)	(1)
Amortization of acquisition costs	139	133	6	80	78	2
General and administrative expenses	2,481	1,643	838	684	466	218

Total benefits and expenses	9,565	4,598	4,967	2,502	1,248	1,254

Adjusted operating income before income taxes	811	635	176	126	99	27

	Twelve Months Ended December 31, 2014			Quarter Ended December 31, 2014
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	4,907	848	4,059	1,183	205	978
Policy charges and fee income	2,710	2,143	567	704	562	142
Net investment income	2,233	1,620	613	565	411	154
Asset management fees, commissions and other income	733	615	118	183	153	30

Total revenues	10,583	5,226	5,357	2,635	1,331	1,304

Benefits and Expenses (1):
Insurance and annuity benefits	6,355	2,140	4,215	1,492	524	968
Interest credited to policyholders’ account balances	854	606	248	219	154	65
Interest expense	542	533	9	140	138	2
Deferral of acquisition costs	(549)	(547)	(2)	(151)	(149)	(2)
Amortization of acquisition costs	353	345	8	125	124	1
General and administrative expenses	2,507	1,651	856	648	422	226

Total benefits and expenses	10,062	4,728	5,334	2,473	1,213	1,260

Adjusted operating income before income taxes	521	498	23	162	118	44

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2014	2015
2015	2014		4Q	1Q	2Q	3Q	4Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

204	181	Term life	49	49	52	51	52
220	149	Guaranteed Universal life	43	40	48	59	73
89	70	Other Universal life	16	17	17	23	32
78	52	Variable life	22	18	13	25	22

591	452	Total	130	124	130	158	179

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

113	98	Prudential Agents	27	25	27	30	31
478	354	Third party distribution	103	99	103	128	148

591	452	Total	130	124	130	158	179

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
22,526	21,842	Beginning balance	22,570	22,526	22,617	23,734	23,922
3,219	2,880	Premiums and deposits	734	737	830	762	890
(1,032)	(1,130)	Surrenders and withdrawals	(308)	(267)	(277)	(246)	(242)

2,187	1,750	Net sales	426	470	553	516	648
(492)	(430)	Benefit payments	(104)	(137)	(128)	(118)	(109)

1,695	1,320	Net flows	322	333	425	398	539
1,193	225	Interest credited and other	(137)	(29)	895	31	296
432	432	Net transfers from separate account	107	115	124	106	87
(1,359)	(1,293)	Policy charges	(336)	(328)	(324)	(350)	(357)
—	—	Acquisition	—	—	(3)	3	—

24,487	22,526	Ending balance	22,526	22,617	23,734	23,922	24,487

		Separate Account Liabilities:
27,888	26,916	Beginning balance	27,455	27,888	28,246	28,055	26,183
1,409	1,350	Premiums and deposits	420	391	307	291	420
(882)	(873)	Surrenders and withdrawals	(212)	(214)	(225)	(204)	(239)

527	477	Net sales	208	177	82	87	181
(144)	(104)	Benefit payments	(24)	(34)	(42)	(26)	(42)

383	373	Net flows	184	143	40	61	139
109	1,987	Change in market value, interest credited and other	594	563	124	(1,598)	1,020
(432)	(432)	Net transfers to general account	(107)	(115)	(124)	(106)	(87)

(921)	(956)	Policy charges	(238)	(233)	(231)	(229)	(228)
—	—	Acquisition	—	—	—	—	—

27,027	27,888	Ending balance	27,888	28,246	28,055	26,183	27,027

		FACE AMOUNT IN FORCE (3):

		Term life	650,233	659,900	670,043	679,979	689,527
		Guaranteed Universal life	109,538	111,756	114,212	117,360	121,290
		Other Universal life	43,168	43,165	43,213	43,469	44,051
		Variable life	168,852	168,000	166,490	164,363	164,020

		Total	971,791	982,820	993,958	1,005,171	1,018,889

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2014	2015
2015	2014		4Q	1Q	2Q	3Q	4Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
204	189	Group life	28	131	10	38	25
69	67	Group disability	9	31	14	19	5

273	256	Total	37	162	24	57	30

		Future Policy Benefits (1) (2):
		Group life	2,219	2,156	2,083	1,994	2,185
		Group disability	3	30	21	11	3

		Total	2,222	2,186	2,104	2,005	2,188

		Policyholders’ Account Balances (1):
		Group life	8,106	8,025	8,120	8,234	8,359
		Group disability	236	231	264	200	210

		Total	8,342	8,256	8,384	8,434	8,569

		Separate Account Liabilities (1):
		Group life	24,305	26,764	24,550	23,646	23,292
		Group disability	—	—	—	—	—

		Total	24,305	26,764	24,550	23,646	23,292

		Group Life Insurance:
3,940	3,977	Gross premiums, policy charges and fee income (3)	1,018	978	1,006	974	982
3,731	3,808	Earned premiums, policy charges and fee income	914	918	955	926	932
89.2%	89.2%	Benefits ratio (4)	88.1%	92.8%	88.3%	88.6%	87.1%
11.0%	11.1%	Administrative operating expense ratio	12.0%	10.6%	10.5%	10.8%	12.2%
		Persistency ratio	93.2%	92.8%	92.6%	92.0%	91.3%

		Group Disability Insurance:
813	882	Gross premiums, policy charges and fee income (3)	220	199	205	213	196
737	818	Earned premiums, policy charges and fee income	206	180	172	197	188
79.2%	87.0%	Benefits ratio (5)	79.1%	72.2%	76.3%	81.8%	85.3%
34.1%	30.2%	Administrative operating expense ratio	30.9%	32.7%	34.1%	32.7%	36.9%
		Persistency ratio	83.9%	89.5%	88.6%	87.7%	87.0%
		Total Group Insurance (6):
87.5%	88.8%	Benefits ratio	86.4%	89.4%	86.5%	87.4%	86.8%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	Group Life Insurance benefit ratios excluding market driven and discrete items. See Group Insurance Benefit Ratios definition for historical information. Benefit ratios including market driven and discrete items are 87.1%, 88.6%, 86.5%, 92.8%, and 88.1% for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, and 88.7%, and 89.3% for year-to-date December 2015 and 2014, respectively.
(5)	Group Disability Insurance benefit ratios excluding market driven and discrete items. See Group Insurance Benefit Ratios definition for historical information. Benefits ratios including market driven and discrete items are 85.3%, 81.8%, 61.6%, 72.2%, and 79.1% for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, and 75.7%, and 99.8% for year-to-date December 2015 and 2014, respectively.
(6)	Group Insurance benefit ratios excluding market driven and discrete items. See Group Insurance Benefit Ratios definition for historical information. Benefits ratios including market driven and discrete items are 86.8%, 87.4%, 82.7%, 89.4%, and 86.4% for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively, and 86.6%, and 91.1% for year-to-date December 2015 and 2014, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2014	2015
2015	2014		4Q	1Q	2Q	3Q	4Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
5,376	5,490	Beginning balance	5,554	5,376	5,046	5,186	4,735
430	498	Capitalization	123	109	112	104	105
(465)	(543)	Amortization - operating results	(151)	(89)	(92)	(163)	(121)
(475)	(60)	Amortization - realized investment gains and losses	(144)	(343)	89	(399)	178
50	(9)	Impact of unrealized (gains) or losses on AFS securities	(6)	(7)	31	7	19
—	—	Other	—	—	—	—	—

4,916	5,376	Ending balance	5,376	5,046	5,186	4,735	4,916

		INDIVIDUAL LIFE INSURANCE:
4,056	4,112	Beginning balance	4,185	4,056	3,985	4,652	4,683
650	547	Capitalization	149	139	148	166	197
(133)	(345)	Amortization - operating results	(124)	(86)	128	(97)	(78)
1	(23)	Amortization - realized investment gains and losses	(31)	(23)	37	(22)	9
309	(235)	Impact of unrealized (gains) or losses on AFS securities	(123)	(101)	354	(16)	72

4,883	4,056	Ending balance	4,056	3,985	4,652	4,683	4,883

		GROUP INSURANCE:
177	183	Beginning balance	176	177	175	183	182
10	2	Capitalization	2	—	9	—	1
(6)	(8)	Amortization - operating results	(1)	(2)	(1)	(1)	(2)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

181	177	Ending balance	177	175	183	182	181

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,513	1,813	Beginning balance	1,645	1,513	1,367	1,377	1,176
8	21	Capitalization	3	3	2	1	2
(162)	(215)	Amortization - operating results	(57)	(31)	(30)	(56)	(45)
(187)	(107)	Amortization - realized investment gains and losses	(78)	(118)	29	(148)	50
16	1	Impact of unrealized losses on AFS securities	—	—	9	2	5
—	—	Other	—	—	—	—	—

1,188	1,513	Ending balance	1,513	1,367	1,377	1,176	1,188

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2014	2015
2015	2014			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
13,844	14,424	-4%	Premiums	3,338	3,519	3,633	3,385	3,307
530	596	-11%	Policy charges and fee income	164	140	139	129	122
4,357	4,434	-2%	Net investment income	1,084	1,099	1,099	1,081	1,078
633	612	3%	Asset management fees, commissions and other income	151	148	166	155	164

19,364	20,066	-3%	Total revenues	4,737	4,906	5,037	4,750	4,671

			Benefits and Expenses (1):
11,872	12,284	-3%	Insurance and annuity benefits	2,903	3,002	3,133	2,904	2,833
880	961	-8%	Interest credited to policyholders’ account balances	224	224	224	219	213
5	4	25%	Interest expense	1	1	1	2	1
(1,565)	(1,641)	5%	Deferral of acquisition costs	(394)	(401)	(395)	(382)	(387)
989	961	3%	Amortization of acquisition costs	246	252	255	249	233
3,957	4,245	-7%	General and administrative expenses	1,071	994	977	946	1,040

16,138	16,814	-4%	Total benefits and expenses	4,051	4,072	4,195	3,938	3,933

3,226	3,252	-1%	Adjusted operating income before income taxes	686	834	842	812	738

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2015			Quarter Ended December 31, 2015
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	13,844	6,728	7,116	3,307	1,628	1,679
Policy charges and fee income	530	339	191	122	82	40
Net investment income	4,357	1,751	2,606	1,078	448	630
Asset management fees, commissions and other income	633	354	279	164	91	73

Total revenues	19,364	9,172	10,192	4,671	2,249	2,422

Benefits and Expenses (1):
Insurance and annuity benefits	11,872	5,933	5,939	2,833	1,448	1,385
Interest credited to policyholders’ account balances	880	204	676	213	47	166
Interest expense	5	3	2	1	1	—
Deferral of acquisition costs	(1,565)	(752)	(813)	(387)	(186)	(201)
Amortization of acquisition costs	989	472	517	233	111	122
General and administrative expenses	3,957	1,727	2,230	1,040	461	579

Total benefits and expenses	16,138	7,587	8,551	3,933	1,882	2,051

Adjusted operating income before income taxes	3,226	1,585	1,641	738	367	371

	Twelve Months Ended December 31, 2014			Quarter Ended December 31, 2014
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	14,424	6,883	7,541	3,338	1,620	1,718
Policy charges and fee income	596	373	223	164	106	58
Net investment income	4,434	1,727	2,707	1,084	429	655
Asset management fees, commissions and other income	612	284	328	151	88	63

Total revenues	20,066	9,267	10,799	4,737	2,243	2,494

Benefits and Expenses (1):
Insurance and annuity benefits	12,284	6,014	6,270	2,903	1,434	1,469
Interest credited to policyholders’ account balances	961	221	740	224	49	175
Interest expense	4	2	2	1	—	1
Deferral of acquisition costs	(1,641)	(774)	(867)	(394)	(189)	(205)
Amortization of acquisition costs	961	453	508	246	116	130
General and administrative expenses	4,245	1,762	2,483	1,071	459	612

Total benefits and expenses	16,814	7,678	9,136	4,051	1,869	2,182

Adjusted operating income before income taxes	3,252	1,589	1,663	686	374	312

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2014	2015
2015	2014		4Q	1Q	2Q	3Q	4Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
5,251	5,373	Japan, excluding Gibraltar Life	1,230	1,470	1,257	1,285	1,239
7,307	7,764	Gibraltar Life	1,776	1,742	2,060	1,786	1,719
1,816	1,883	All other countries	496	447	455	443	471

14,374	15,020	Total	3,502	3,659	3,772	3,514	3,429

		Annualized new business premiums:
669	706	Japan, excluding Gibraltar Life	161	199	146	160	164
1,548	1,584	Gibraltar Life	377	357	413	408	370
448	455	All other countries	123	117	112	103	116

2,665	2,745	Total	661	673	671	671	650

		Annualized new business premiums by distribution channel:
1,117	1,161	Life Planner Operations	284	316	258	263	280
630	701	Gibraltar Life Consultants	159	146	172	162	150
679	626	Banks	156	153	174	186	166
239	257	Independent Agency	62	58	67	60	54

2,665	2,745	Total	661	673	671	671	650

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
5,772	5,358	Japan, excluding Gibraltar Life	1,300	1,603	1,380	1,425	1,364
7,956	7,650	Gibraltar Life	1,803	1,878	2,239	1,969	1,870
1,828	1,695	All other countries	466	434	441	461	492

15,556	14,703	Total	3,569	3,915	4,060	3,855	3,726

		Annualized new business premiums:
737	702	Japan, excluding Gibraltar Life	169	217	162	177	181
1,619	1,506	Gibraltar Life	370	369	428	432	390
444	394	All other countries	110	109	107	107	121

2,800	2,602	Total	649	695	697	716	692

		Annualized new business premiums by distribution channel:
1,181	1,096	Life Planner Operations	279	326	269	284	302
668	659	Gibraltar Life Consultants	156	153	179	175	161

701	605	Banks	154	157	178	194	172
250	242	Independent Agency	60	59	71	63	57

2,800	2,602	Total	649	695	697	716	692

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar and Korean won 1100 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2014	2015
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1) (2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	303	307	310	313	316
Gibraltar Life	327	327	328	330	331
All other countries	111	113	114	115	118

Total	741	747	752	758	765

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,111	3,162	3,194	3,234	3,278
Gibraltar Life	7,224	7,189	7,149	7,146	7,146
All other countries	1,855	1,880	1,911	1,944	1,980

Total	12,190	12,231	12,254	12,324	12,404

International life insurance policy persistency:

Life Planner Operations:
13 months	92.3%	92.3%	92.0%	92.6%	92.8%
25 months	86.0%	85.9%	85.7%	85.5%	85.4%

Gibraltar Life (3):
13 months	91.5%	92.0%	92.4%	92.6%	92.9%
25 months	82.2%	82.7%	82.8%	83.4%	84.0%

Number of Life Planners at end of period:
Japan	3,328	3,436	3,385	3,478	3,528
All other countries	4,024	4,033	4,030	4,031	4,064

Total Life Planners	7,352	7,469	7,415	7,509	7,592

Gibraltar Life Consultants	8,707	8,645	8,565	8,593	8,805

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar and Korean won 1100 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2015				December 31, 2014
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Business	PFI Excluding Closed Block Business
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	240,133	23,505	216,628	63.1%	249,165	28,626	220,539	64.5%
Public, held-to-maturity, at amortized cost	1,834	—	1,834	0.5%	2,000	—	2,000	0.6%
Private, available-for-sale, at fair value	50,057	14,290	35,767	10.4%	49,777	15,039	34,738	10.1%
Private, held-to-maturity, at amortized cost	474	—	474	0.1%	575	—	575	0.2%
Trading account assets supporting insurance liabilities, at fair value	20,522	—	20,522	6.0%	20,263	—	20,263	5.9%
Other trading account assets, at fair value	1,849	288	1,561	0.5%	1,806	350	1,456	0.4%
Equity securities, available-for-sale, at fair value	9,263	2,726	6,537	1.9%	9,853	3,522	6,331	1.8%
Commercial mortgage and other loans, at book value	50,257	9,771	40,486	11.8%	46,013	9,475	36,538	10.7%
Policy loans, at outstanding balance	11,657	4,790	6,867	2.0%	11,712	4,914	6,798	2.0%
Other long-term investments (1)	9,470	2,921	6,549	1.9%	9,935	2,766	7,169	2.1%
Short-term investments	7,717	1,467	6,250	1.8%	7,911	2,037	5,874	1.7%

Subtotal (2)	403,233	59,758	343,475	100.0%	409,010	66,729	342,281	100.0%

Invested assets of other entities and operations (3)	13,959	—	13,959		10,976	—	10,976

Total investments	417,192	59,758	357,434		419,986	66,729	353,257

Fixed Maturities by Credit Quality (2):

	December 31, 2015					December 31, 2014
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Business
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	166,400	21,997	1,271	187,126	85.6%	167,392	24,613	549	191,456	85.9%
2	24,238	2,260	1,044	25,454	11.6%	22,321	3,054	279	25,096	11.3%

Subtotal - High or Highest Quality Securities	190,638	24,257	2,315	212,580	97.2%	189,713	27,667	828	216,552	97.2%

3	3,870	320	149	4,041	1.8%	3,661	359	32	3,988	1.8%
4	1,591	142	59	1,674	0.8%	1,684	188	32	1,840	0.8%
5	176	67	3	240	0.1%	171	73	6	238	0.1%
6	199	11	1	209	0.1%	196	11	1	206	0.1%

Subtotal - Other Securities	5,836	540	212	6,164	2.8%	5,712	631	71	6,272	2.8%

Total	196,474	24,797	2,527	218,744	100.0%	195,425	28,298	899	222,824	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	10,950	786	174	11,562	31.9%	8,730	1,102	15	9,817	27.8%
2	19,493	1,438	501	20,430	56.3%	19,790	1,880	123	21,547	60.9%

Subtotal - High or Highest Quality Securities	30,443	2,224	675	31,992	88.2%	28,520	2,982	138	31,364	88.7%

3	3,215	88	143	3,160	8.7%	2,958	178	26	3,110	8.8%
4	741	8	41	708	2.0%	544	16	18	542	1.5%
5	239	11	9	241	0.7%	270	10	18	262	0.8%
6	168	9	3	174	0.4%	68	11	2	77	0.2%

Subtotal - Other Securities	4,363	116	196	4,283	11.8%	3,840	215	64	3,991	11.3%

Total	34,806	2,340	871	36,275	100.0%	32,360	3,197	202	35,355	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of December 31, 2015 and 2014, 938 securities with amortized cost of $4,253 million (fair value $4,325 million) and 1,330 securities with amortized cost of $6,864 million (fair value $7,342 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

INVESTMENT PORTFOLIO COMPOSITION (1)

(in millions)

	December 31, 2015		December 31, 2014
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	109,257	77.6%	111,991	79.5%
Public, held-to-maturity, at amortized cost	1,834	1.3%	2,000	1.4%
Private, available-for-sale, at fair value	9,747	6.9%	8,835	6.3%
Private, held-to-maturity, at amortized cost	474	0.3%	575	0.4%
Trading account assets supporting insurance liabilities, at fair value	2,020	1.4%	1,910	1.4%
Other trading account assets, at fair value	647	0.5%	672	0.5%
Equity securities, available-for-sale, at fair value	2,660	1.9%	2,504	1.8%
Commercial mortgage and other loans, at book value	9,756	6.9%	8,215	5.8%
Policy loans, at outstanding balance	2,208	1.6%	2,146	1.5%
Other long-term investments (3)	1,742	1.3%	1,606	1.1%
Short-term investments	417	0.3%	406	0.3%

Total	140,762	100.0%	140,860	100.0%

	December 31, 2015		December 31, 2014
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	107,371	53.0%	108,548	53.9%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	26,020	12.8%	25,903	12.9%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	18,502	9.1%	18,353	9.1%
Other trading account assets, at fair value	914	0.4%	784	0.4%
Equity securities, available-for-sale, at fair value	3,877	1.9%	3,827	1.9%
Commercial mortgage and other loans, at book value	30,730	15.2%	28,323	14.0%
Policy loans, at outstanding balance	4,659	2.3%	4,652	2.3%
Other long-term investments (3)	4,807	2.4%	5,563	2.8%
Short-term investments	5,833	2.9%	5,468	2.7%

Total	202,713	100.0%	201,421	100.0%

(1)	For the Financial Services Businesses for periods prior to first quarter 2015 and excluding Closed Block Division for periods ended after December 31, 2014.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended December 31
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	3.95%	2,228	452	3.88%	2,184	308
Equity securities	4.80%	58	(39)	4.87%	57	9
Commercial mortgage and other loans	4.47%	388	6	4.93%	374	(15)
Policy loans	4.93%	84	—	4.98%	85	—
Short-term investments and cash equivalents	0.35%	16	—	0.20%	7	—
Other investments	3.87%	81	(803)	8.75%	189	133

Gross investment income before investment expenses	3.84%	2,855	(384)	3.99%	2,896	435
Investment expenses	-0.16%	(106)	—	-0.15%	(107)	—

Subtotal	3.68%	2,749	(384)	3.84%	2,789	435

Investment results of other entities and operations (3)		266	19		285	53
Less, investment income related to adjusted operating income reconciling items		(51)			(53)

Total		2,964	(365)		3,021	488

	Twelve Months Ended December 31
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
General Account (2)
Fixed maturities	4.03%	8,876	1,408	3.90%	8,762	753
Equity securities	5.67%	266	3	5.97%	275	81
Commercial mortgage and other loans	4.52%	1,482	3	4.79%	1,338	32
Policy loans	5.01%	334	—	5.08%	341	—
Short-term investments and cash equivalents	0.25%	43	1	0.21%	26	—
Other investments	5.91%	489	1,643	9.10%	753	(523)

Gross investment income before investment expenses	3.98%	11,490	3,058	4.05%	11,495	343
Investment expenses	-0.16%	(394)	—	-0.15%	(362)	—

Subtotal	3.82%	11,096	3,058	3.90%	11,133	343

Investment results of other entities and operations (3)		1,080	134		1,116	132
Less, investment income related to adjusted operating income reconciling items		(218)			(203)

Total		11,958	3,192		12,046	475

(1)	For the Financial Services Businesses for periods prior to first quarter 2015 and excluding Closed Block Division for periods ended after December 31, 2014.
(2)	Excludes commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(4)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.15%	793	495	3.08%	820	299
Equity securities	4.22%	16	3	3.68%	15	8
Commercial mortgage and other loans	4.19%	100	1	3.97%	76	3
Policy loans	3.94%	22	—	3.92%	21	—
Short-term investments and cash equivalents	0.51%	2	—	0.21%	1	—
Other investments (2)	2.99%	21	(64)	4.83%	30	(93)

Gross investment income before investment expenses	3.24%	954	435	3.17%	963	217
Investment expenses	-0.11%	(34)	—	-0.13%	(39)	—

Total	3.13%	920	435	3.04%	924	217

	Twelve Months Ended December 31
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	3.23%	3,190	1,349	3.06%	3,301	799
Equity securities	4.77%	69	49	5.06%	84	49
Commercial mortgage and other loans	4.45%	390	4	4.20%	294	12
Policy loans	3.93%	84	—	3.93%	88	—
Short-term investments and cash equivalents	0.32%	5	—	0.24%	4	—
Other investments (2)	5.32%	133	(35)	6.67%	155	201

Gross investment income before investment expenses	3.38%	3,871	1,367	3.20%	3,926	1,061
Investment expenses	-0.13%	(155)	—	-0.13%	(153)	—

Total	3.25%	3,716	1,367	3.07%	3,773	1,061

(1)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current period presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended December 31
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.60%	1,435	(43)	4.59%	1,364	9
Equity securities	5.04%	42	(42)	5.48%	42	1
Commercial mortgage and other loans	4.58%	288	5	5.26%	298	(18)
Policy loans	5.40%	62	—	5.48%	64	—
Short-term investments and cash equivalents	0.34%	14	—	0.20%	6	—
Other investments	4.30%	60	(739)	10.28%	159	226

Gross investment income before investment expenses	4.22%	1,901	(819)	4.59%	1,933	218
Investment expenses	-0.19%	(72)	—	-0.17%	(68)	—

Total	4.03%	1,829	(819)	4.42%	1,865	218

	Twelve Months Ended December 31
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.67%	5,686	59	4.69%	5,461	(46)
Equity securities	6.07%	197	(46)	6.49%	191	32
Commercial mortgage and other loans	4.55%	1,092	(1)	4.98%	1,044	20
Policy loans	5.52%	250	—	5.66%	253	—
Short-term investments and cash equivalents	0.25%	38	1	0.21%	22	—
Other investments	6.17%	356	1,678	10.03%	598	(724)

Gross investment income before investment expenses	4.37%	7,619	1,691	4.70%	7,569	(718)
Investment expenses	-0.17%	(239)	—	-0.17%	(209)	—

Total	4.20%	7,380	1,691	4.53%	7,360	(718)

(1)	For the Financial Services Businesses for periods prior to first quarter 2015 and excluding Closed Block Division for periods ended after December 31, 2014.
(2)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest related items, such as settlements of duration management swaps which are reported in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

LINE ITEM IMPACT OF MARKET DRIVEN AND DISCRETE ITEMS - ADJUSTED OPERATING INCOME

(in millions)

	Fourth Quarter 2015
		Policy		Interest
		Charges	Insurance	Credited to	Amortization	General	Pre-Tax
		and	and	Policyholders’	of	and	Adjusted
		Fee	Annuity	Account	Acquisition	Administrative	Operating
	Premiums	Income	Benefits	Balances	Costs	Expenses	Income
Individual Annuities:
Quarterly adjustments for market performance and current quarter experience	—	—	(8)	1	1	(1)	7

Total of above items	—	—	(8)	1	1	(1)	7

Reported amount	—	—	79	95	121	527

Amount excluding impact of items indicated above	—	—	87	94	120	528

Retirement:
Reserve refinements	—	—	—	—	—	—	—

Total of above items	—	—	—	—	—	—	—

Reported amount	—	—	—	—	—	—

Amount excluding impact of items indicated above	—	—	—	—	—	—

Individual Life:
Reserve refinements	—	(9)	20	—	(9)	—	(20)
Business integration costs	—	—	—	—	—	—	—

Total of above items	—	(9)	20	—	(9)	—	(20)

Reported amount	—	553	598	—	78	—

Amount excluding impact of items indicated above	—	562	578	—	87	—

International Insurance - Life Planner operations:
Reserve refinements	—	—	—	—	—	—	—

Total of above items	—	—	—	—	—	—	—

Reported amount	—	—	—	—	—	—

Amount excluding impact of items indicated above	—	—	—	—	—	—

International Insurance - Gibraltar Life & Other operations:
Reserve refinements	—	—	—	—	—	—	—

Total of above items	—	—	—	—	—	—	—

Reported amount	—	—	—	—	—	—

Amount excluding impact of items indicated above	—	—	—	—	—	—

Corporate & Other:
Charge related to the administration of certain separate account investments	—	—	—	—	—	80	(80)

Total of above items	—	—	—	—	—	80	(80)

Reported amount	—	—	—	—	—	128

Amount excluding impact of items indicated above	—	—	—	—	—	48

	Fourth Quarter 2014
		Policy		Interest
		Charges	Insurance	Credited to	Amortization	General	Pre-Tax
		and	and	Policyholders’	of	and	Adjusted
		Fee	Annuity	Account	Acquisition	Administrative	Operating
	Premiums	Income	Benefits	Balances	Costs	Expenses	Income
Individual Annuities:
Quarterly adjustments for market performance and current quarter experience	—	—	47	8	13	—	(68)

Total of above items	—	—	47	8	13	—	(68)

Reported amount	—	—	144	110	151	—

Amount excluding impact of items indicated above	—	—	97	102	138	—

Retirement:
Reserve refinements	—	—	(15)	—	—	—	15

Total of above items	—	—	(15)	—	—	—	15

Reported amount	—	—	5,725	—	—	—

Amount excluding impact of items indicated above	—	—	5,740	—	—	—

Individual Life:
Reserve refinements	—	—	9	—	—	—	(9)
Business integration costs	—	—	—	—	—	8	(8)

Total of above items	—	—	9	—	—	8	(17)

Reported amount	—	—	524	—	—	422

Amount excluding impact of items indicated above	—	—	515	—	—	414

International Insurance - Life Planner operations:
Reserve refinements	(17)	—	(9)	—	—	—	(8)

Total of above items	(17)	—	(9)	—	—	—	(8)

Reported amount	1,620	—	1,434	—	—	—

Amount excluding impact of items indicated above	1,637	—	1,443	—	—	—

International Insurance - Gibraltar Life & Other operations:
Reserve refinements	(60)	—	13	—	—	—	(73)

Total of above items	(60)	—	13	—	—	—	(73)

Reported amount	1,718	—	1,469	—	—	—

Amount excluding impact of items indicated above	1,778	—	1,456	—	—	—

Corporate & Other:
Charge related to the administration of certain separate account investments	—	—	—	—	—	—	—

Total of above items	—	—	—	—	—	—	—

Reported amount	—	—	—	—	—	—

Amount excluding impact of items indicated above	—	—	—	—	—	—

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

RECLASSIFIED SUPPLEMENTARY INFORMATION - INTERNATIONAL INSURANCE SEGMENT

(dollar amounts in millions, unless otherwise noted)

Year ended December 31		2014				2015
2013		1Q	2Q	3Q	4Q	1Q	2Q	3Q
	Constant exchange rate basis (1):

	Net premiums, policy charges and fee income:
5,087	Japan, excluding Gibraltar Life	1,504	1,270	1,284	1,300	1,603	1,380	1,425
10,016	Gibraltar Life	1,824	2,128	1,895	1,803	1,878	2,239	1,969
1,575	All other countries	397	413	419	466	434	441	461

16,678	Total	3,725	3,811	3,598	3,569	3,915	4,060	3,855

	Annualized new business premiums:
714	Japan, excluding Gibraltar Life	222	152	159	169	217	162	177
1,598	Gibraltar Life	345	407	384	370	369	428	432
320	All other countries	91	97	96	110	109	107	107
2,632	Total	658	656	639	649	695	697	716

	Annualized new business premiums by distribution channel:
1,034	Life Planners	313	249	255	279	326	269	284
697	Gibraltar Life Consultants	150	191	162	156	153	179	175
699	Banks	139	150	162	154	157	178	194
202	Independent Agency	56	66	60	60	59	71	63
2,632	Total	658	656	639	649	695	697	716

	Face amount of individual policies in force at end of period (in billions) (1) (2):
291	Japan, excluding Gibraltar Life	294	296	299	303	307	310	313
325	Gibraltar Life	326	326	327	327	327	328	330
106	All other countries	107	109	110	111	113	114	115
722	Total	727	731	736	741	747	752	758

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 106 per U.S. dollar and Korean won 1100 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses, discontinued operations, and results of the Closed Block Business for periods prior to first quarter 2015; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. For periods prior to first quarter 2015, attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests. For periods subsequent to December 31, 2014, attributed equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. for periods subsequent to December 31, 2014 and Financial Services Businesses for periods prior to first quarter 2015 divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

From December 18, 2001, the date of demutualization, through December 31, 2014, the Company had two separate classes of common stock. The Common Stock reflected the performance of the Financial Services Businesses and the Class B Stock reflected the performance of the Closed Block Business. Earnings per share were calculated separately for each of these two classes of common stock and included a direct equity adjustment to modify the earnings available to each of the classes of common stock for the difference between the allocation of general and administrative expenses to each of the businesses and the cash flows between the businesses related to these expenses. Accordingly, earnings per share of Common Stock for periods through December 31, 2014 reflect earnings attributable to the Financial Services Businesses. On January 2, 2015, Prudential Financial Inc. repurchased and cancelled all of the 2.0 million shares of the Class B Stock. Accordingly, earnings per share of Common Stock for periods subsequent to December 31, 2014 reflect the consolidated earnings of Prudential Financial Inc. In addition, the Class B Repurchase resulted in the elimination of the separation of the Financial Services Businesses and the Closed Block Business. As a result, there is no direct equity adjustment recorded for periods subsequent to December 31, 2014. Earnings per share of the Class B Stock for periods through December 31, 2014 are not presented herein, as they are not meaningful due to the Class B Repurchase.

14. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

18. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

19. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

20. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

Group Life Insurance benefits ratios excluding market driven and discrete items for periods previously reported are 89.7%, 89.3%, and 89.6% for the three months ended September 30, 2014, June 30, 2014, and March 31, 2014, respectively, and 89.5% and 90.9% for year-to-date December 2013 and 2012.

Group Disability Insurance benefits ratios excluding market driven and discrete items for periods previously reported are 84.6%, 83.9%, and 100.5% for the three months ended September 30, 2014, June 30, 2014, and March 31, 2014, respectively, and 93.9% and 98.9% for year-to-date December 2013 and 2012.

Group Insurance benefits ratios excluding market driven and discrete items for periods previously reported are 88.9%, 88.3%, and 91.5% for the three months ended September 30, 2014, June 30, 2014, and March 31, 2014, respectively, and 90.3% and 92.4% for year-to-date December 2013 and 2012.

21. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

22. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

KEY DEFINITIONS AND FORMULAS

23. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

24. International Life Planners:

Captive insurance agents in our Life Planner Operations.

25. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

26. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation for periods prior to March 31, 2015) , annualized for interim periods, divided by average attributed equity excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement on page 3.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). For periods subsequent to December 31, 2014, return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with GAAP, annualized for interim periods, divided by average total attributed equity. For periods prior to first quarter 2015, return on average equity represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 6.9%, 13.9%,13.0%, 18.9%, and (12.1)% for the three months ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014, respectively.

27. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

28. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

29. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

30. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2015

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of February 10, 2016

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of February 10, 2016

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.